UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): October 30, 2015

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) NeuroMetrix, Inc. (the “Corporation”) held a Special Meeting (the “Special Meeting”) on October 30, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 13,785,239 shares of common stock issued and outstanding and eligible to vote as of the record date of September 17, 2015, a quorum of 10,440,682 shares, or 75.74% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on September 29, 2015. The following actions were taken at the Special Meeting:

1.	Approval of an amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation, as amended, to increase from 50,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock, $0.0001 par value per share, that the Corporation is authorized to issue. The voting results were 7,514,656 votes for, 2,749,476 votes against, and 38,398 votes abstaining, with no broker non-votes.

2.	Approval of an amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation, as amended, and authorization of the Corporation’s Board of Directors, if in its judgment it is necessary, to effect a reverse stock split of the Corporation’s common stock, at a ratio in the range of 1:2 to 1:4, such ratio to be determined in the discretion of the Corporation’s Board of Directors. The voting results were 8,046,576 votes for, 2,341,017 votes against, and 53,087 votes abstaining, with no broker non-votes.

3.	Authorization of an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there were not sufficient votes in favor of Proposals 1 and 2. The voting results were 8,413,952 votes for, 1,897,967 votes against, and 128,763 votes abstaining, with no broker non-votes.

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposal 1 and Proposal 2. The increase in the aggregate number of shares of common stock that the Corporation is authorized to issue that was authorized by the stockholders pursuant to Proposal 1 and the reverse stock split authorized by the stockholders pursuant to Proposal 2 have not been implemented at this time. The timing of implementation of the reverse stock split and the ratio within the approved range applicable to the split remains subject to the determination of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: October 30, 2015	/s/ SHAI N. GOZANI
Shai N. Gozani, M.D., Ph.D.
Chairman, President and Chief
Executive Officer